Other Assets	12 Months Ended
Dec. 31, 2016
Other Assets [Abstract]
Other Assets
Other Assets

The detail of other assets as of December 31st for the past two years is as follows:

(In thousands)	December 31, 2016	December 31, 2015
Prepaid expenses	$479	$516
Servicing assets:
SBA servicing asset	779	515
Mortgage servicing asset	1,307	874
Net receivable due from SBA	236	226
Unrealized gains on interest rate swap agreements	1,204	—
Prepaid Insurance	1,514	—
Other	377	932
Total other assets	$5,896	$3,063